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                                                                 Exhibit (j)(1)


CONSENT OF COUNSEL

     We hereby consent to the use of our name and to the reference to our firm under the caption "Trust Counsel" included in or made a part of Post-Effective Amendment No. 41 to the Registration Statement of JPMorgan Trust I on Form N-1A (Nos. 333-103022 and 811-21295) under the Securities Act of 1933, as amended.



                                                        /s/ ROPES & GRAY LLP

                                                            ROPES & GRAY LLP


Washington, D.C.
July 11, 2006